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                                                                  EXHIBIT 10.1.2


                         FORM OF STOCK OPTION AGREEMENT

THE COMMON STOCK OPTION REPRESENTED BY THIS AGREEMENT (THE "OPTIONS") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE LAWS OF ANY OTHER JURISDICTION AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN ANY MANNER: (1) WITHOUT REGISTRATION UNDER THE ACT AND IN COMPLIANCE WITH THE LAWS OF ANY APPLICABLE JURISDICTIONS; OR (2) AN OPINION OF COUNSEL (IN FORM AND SUBSTANCE ACCEPTABLE TO ODIMO INCORPORATED) THAT REGISTRATION IS NOT REQUIRED.


                               ODIMO INCORPORATED
                             STOCK OPTION AGREEMENT

         AGREEMENT made as of the ___ day of _______ 2004, by and between Odimo Incorporated, a Delaware corporation (the "Company") and ________________ (the "Optionee").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, pursuant to the Amended and Restated 2004 Stock Incentive Plan (the "Plan"), the Company desires to grant to the Optionee and the Optionee desires to accept an option to purchase shares of common stock, par value $.001 per share, of the Company (the Common Stock) upon the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, the parties hereto agree as follows:

         1. GRANT. The Company hereby grants to the Optionee an option to purchase _____ shares of Common Stock, at a purchase price per share of $____ (the "Option");

         2. VESTING. The Option shall be exercisable, at any time and from time to time, pursuant to the following vesting schedule, provided, however, the Option shall not be exercisable until the occurrence of a Realization Event (as such term is defined in the Plan):

                  (i) Options to acquire ___ shares of Common Stock shall be exercisable from __________, 2005 through 4:00 p.m. EDT on ___________, 2007.

                  (ii) Options to acquire ___ shares of Common Stock shall be exercisable from __________, 2006 through 4:00 p.m. EDT on ___________, 2008.




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                  (iii) Options to acquire ___ shares of Common Stock shall be exercisable from __________, 2007 through 4:00 p.m. EDT on ___________, 2009.

         3. SECURITIES REGISTRATION REQUIRED. If the shares to be issued upon an exercise of the Option are not registered under the Securities Act of 1933, then, as a further condition of the Company's obligation to issue such shares, the Optionee may be required to give a representation in writing that the Optionee is acquiring the shares for the Optionee's own account as an investment and not with a view to, or for sale in connection with, the distribution of such shares, and the certificates representing such shares shall bear a legend to such effect as the Company's counsel shall deem necessary or desirable. The Option shall in no event be exercisable and shares shall not be issued hereunder if, in the reasonable opinion of counsel to the Company, such exercise and/or issuance would result in a violation of federal or state securities laws.

         4. NO EMPLOYMENT AGREEMENT. Nothing in this Agreement shall confer upon the Optionee any right with respect to the continuation of Optionee serving as a director of the Company or a subsidiary, or interfere in any way with any existing employment or consulting agreement between the Company and the Optionee.

         5. MISCELLANEOUS.

                  1. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

                  2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. This Agreement constitutes the entire Agreement between the parties with respect to the subject matter hereof, and controls and supersedes any prior understandings, agreements or representations by or between the parties, written or oral between the parties with respect to its subject matter and may not be modified except by written instrument executed by the parties.

                  3. Other than the vesting schedule set forth herein, the provisions of the Plan are incorporated by reference hereby and shall govern if and to the extent that there are inconsistencies between those provisions and the provisions hereof. The Optionee acknowledges receipt of a copy of the Plan prior to the execution of this Agreement.

         6. RESIDENCY. Optionee is a resident of the State of Florida.

                            [Signatures on next page]




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         IN WITNESS WHEREOF, the parties have hereunto put their hand as of the date first above written.



ODIMO INCORPORATED, a Delaware corporation



By:
    -------------------------------------
    Jeff Kornblum, COO



OPTIONEE:



By:
    ------------------------------------






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